UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 1, 2017
Date of Report (Date of earliest event reported)
______________________________
New Relic, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________

Delaware	001-36766	26-2017431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
188 Spear Street, Suite 1200
San Francisco, California 94105
(Address of principal executive offices, including zip code)
(650) 777-7600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement
On November 1, 2017, New Relic, Inc. (the “Company”) entered into a lease amendment (the “Amendment”) with 188 Spear Street LLC, the landlord of the building which is located at 188 Spear Street, San Francisco, California, to renew early and extend the term of its current operating lease through July 2027. Under the Amendment, beginning November 1, 2017 the Company will pay monthly base rent, with aggregate annual amounts escalating over the term of the lease from approximately $480,000 to approximately $620,000. The landlord has agreed to provide the Company with a construction allowance of approximately $2.6 million.

Item 2.02     Results of Operations and Financial Condition
On November 7, 2017, the Company issued a press release announcing its financial results for the second fiscal quarter ended September 30, 2017. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
The information in this Item 2.02, including the press release attached as Exhibit 99.1 hereto, is furnished pursuant to Item 2.02 but shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The description set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 2.03.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press release, dated November 7, 2017, issued by New Relic, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Relic, Inc.

Date:	November 7, 2017	By:	/s/ Mark Sachleben
Mark Sachleben
Chief Financial Officer